UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 15, 2005
                                                        ------------------

                               GUIDANT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

          001-13388                              35-1931722
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  (Commission File Number)            (IRS Employer Identification No.)

                 111 Monument Circle, Suite 2900
                    Indianapolis, Indiana                       46204
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         (Address of Principal Executive Offices)             (Zip Code)

                                 (317) 971-2004
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

     In connection with the proposed merger (the "Merger") between Guidant Corporation ("Guidant") and Johnson & Johnson, Guidant entered into a letter agreement dated December 15, 2005 (the "Letter Agreement") with Peter J. Mariani, Vice President, Controller and Chief Accounting Officer.

     Pursuant to the Letter Agreement, Mr. Mariani will receive an engagement bonus payment equal to $100,000 which will be earned if he remains employed by Guidant until the earlier of (1) eighteen months after Guidant is acquired by merger ("Merger") or (2) September 30, 2007.

     Under the terms of the letter agreement, Mr. Mariani will receive an advance equal to 25% of the engagement bonus payment upon the earlier of (1) the close of a Merger or (2) March 31, 2006, in either case, so long as he remains employed by Guidant at that time. Mr. Mariani will receive an additional advance equal to 25% of the engagement bonus payment upon the earlier of (1) six months after the close of a Merger and (2) September 30, 2006, in either case, so long as he remains employed by Guidant at that time. The remaining 50% of the engagement bonus payment will be paid upon the earlier of (1) eighteen months after the close of a Merger and (2) September 30, 2007, in either case, so long as he remains employed with Guidant at that time.

     If Mr. Mariani's employment terminates for any reason, voluntarily or involuntarily, other than death or disability, prior to the end of the engagement period he will be obligated to pay back in full any advances of the engagement bonus within 30 days of his termination and will not be entitled to any amounts otherwise payable to him under Guidant's Change in Control Severance Plan for Select Employees (the "Plan") to the extent of the total amount of any payments advanced and not paid back under the Letter Agreement, notwithstanding any provision in the Plan to the contrary. If Mr. Mariani becomes an employee of another company as part of the divestiture by Guidant of business operations to that other company, then employment with that other company will be considered employment with Guidant for the purposes of the engagement bonus program. In the case of such a divestiture, Guidant will remain obligated to pay, or to cause the other company to pay, the amounts that become due to Mr. Mariani under the Letter Agreement, and any amounts that become repayable by Mr. Mariani will be paid to Guidant or the other company, as Guidant may direct.

     A copy of the Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement.

 Item 9.01    Financial Statements and Exhibits

         (d)

Exhibit No.      Description
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   10.1          Letter Agreement between Peter J. Mariani and Guidant
                 Corporation, dated December 15, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GUIDANT CORPORATION


Dated: December 20, 2005              By:  /s/ Keith E. Brauer
                                           ------------------------------
                                           Name:  Keith E. Brauer
                                           Title: Vice President, Finance and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

   10.1 Letter Agreement between Peter J. Mariani and Guidant Corporation, dated December 15, 2005